Exhibit 10.17

                                SERVICE AGREEMENT

                  THIS SERVICE AGREEMENT dated as of January 4, 1999 (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided herein, this "Agreement"), is by and between SPAR MARKETING FORCE, INC. ("Marketing Force"), and SPAR MARKETING SERVICES, INC. ("SMS").

                                    RECITALS
                                    --------

                  SMS has previously provided and currently provides certain field representative and management services to Marketing Force and others. Marketing Force and SMS desire to memorialize the terms and conditions on which SMS will continue to provide, on a nonexclusive basis, the services described below on behalf of Marketing Force with respect to in-store merchandising and related services at the stores and other locations of the customers of Marketing Force and such of Marketing Force's affiliates as Marketing Force may from time to time request (collectively, "Stores") within the continental United States and Canada (the "Territory").

                                    AGREEMENT
                                    ---------

                  NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto hereby agree as follows:

                  1. Term This Agreement shall commence upon the date hereof, and shall continue through December 31, 2000, and shall be automatically renewed and continue for additional one year periods thereafter (the "Term"), unless (a) either party gives the other written notice at least sixty days prior to December 31 of any year (commencing in 2000) of its desire to not renew this Agreement, or (b) this Agreement is sooner terminated pursuant to Section 5 hereof.

                  2. Merchandising,  Scheduling and Supervisory Services. During
the Term, SMS shall (a) stock, restock and replenish merchandise and perform other merchandising and related activities and services requested from time to time by Marketing Force (the "Merchandising Services") in Stores within the Territory on behalf of Marketing Force and such of Marketing Force's affiliates as Marketing Force may from time to time request for the customers of Marketing Force and such affiliates, (b) operate and maintain the Internet job scheduling and other software utilized by the field managers and personnel of SMS and the field personnel of Marketing Force and such affiliates of Marketing Force as may be requested from time to time by Marketing Force (the "Scheduling Services"), and (c) manage and direct the field personnel of SMS performing the Merchandising Services and such field personnel of Marketing Force and its affiliates as may be requested from time to time by Marketing Force (the
"Personnel  Services",   and  together  with  the  Merchandising   Services  and
Scheduling Services, the "Services"). Any merchandise needed for the Merchandising Services shall be delivered to the Stores (or at such other location as may be mutually agreed upon by the parties with respect to any particular task) from time to time by or on behalf Marketing Force or the applicable customers, all at no cost and expense to SMS. Marketing Force and SMS shall in good faith establish and implement mutually acceptable procedures for the scheduling and coordination of the performance of the Services.

                  3. Cost Plus Compensation. Except as otherwise provided in the second and third sentences of this Section 3, Marketing Force shall compensate SMS for the performance of the Services in an amount equal to (a) all costs and expenses reasonably incurred by SMS in performing the Services pursuant hereto, including (without limitation) any and all independent contractor payments, wages and other employment costs of all personnel, travel and other reimbursable field and administrative out of pocket costs and expenses, purchases of equipment and supplies, depreciation and amortization, courier, postage and special mailing charges, rent, utilities, and other overhead (the "Services Costs"), plus (b) four percent of the sum of the items in clause (a), above (collectively with the Services Costs, the "Services Compensation"); provided, however, that the Services Costs shall include any payroll and employment taxes payable to field employees with respect to Services performed after the date hereof. Marketing Force and SMS acknowledge and agree that it is presently anticipated that the stockholders of SMS will enter into a Limited Indemnification Agreement substantially in the form attached hereto as Exhibit A (the "Indemnity Agreement") in connection with the consummation of the transactions contemplated by the Merger Agreement (as such term is defined in the Indemnity Agreement). Notwithstanding the provisions of this

Section 3 or any other provision of this Agreement, Marketing Force shall not be required to compensate SMS for or otherwise pay or reimburse (and Services Costs shall not include) any amount with respect to which the stockholders of SMS (i) would have been required to indemnify, defend and hold harmless any Merger Party (as such term is defined in the Indemnity Agreement) pursuant to the Indemnity Agreement were it executed and effective as of the date of this Agreement, or
(ii) are required to indemnify, defend and hold harmless any Merger Party pursuant to the Indemnity Agreement after it is executed and becomes effective (collectively, "Indemnified Amounts").

                  4. Payments. Marketing Force shall pay to SMS by wire transfer a monthly retainer of $250,000 (as adjusted from time to time by the mutual agreement of the parties) on or before the first of each month on account of the Services Compensation respecting the estimated administrative and overhead costs of performing the Services (i.e., the Services Compensation other than the field personnel costs). SMS shall invoice Marketing Force weekly for all field management and personnel costs, and such invoices shall be paid by Marketing Force by wire transfer to SMS within two business days after receipt thereof. SMS may from time to time, and at least once per quarter shall, reconcile the retainer and field personnel payments and invoice Marketing Force for any shortfall, or credit Marketing Force's future invoices for any excess, in the Services Compensation received by SMS during the calculation period. Marketing Force shall have the right at its own cost and expense to audit such costs and expenses from time to time upon reasonable notice to SMS, provided that the audit shall be conducted in a manner that is not unreasonably disruptive of SMS's business.

                  5. Early Termination. Notwithstanding any provision to the contrary contained herein, either party shall have the right to terminate this Agreement (i) for any reason or no reason upon six (6) months prior written notice at any time, (ii) upon ten (10) business days prior written notice to the other party in the event such other party material breaches this Agreement and fails to cure such breach within thirty (30) days after notice of such breach from the terminating party, or (iii) upon ten (10) business days prior written notice to the other party in the event of any voluntary or involuntary (A) petition or similar pleading under any bankruptcy or similar act is commenced by or against such other party, or (B) proceeding is instituted in any court or tribunal to declare either such other party insolvent or unable to pay its debts.

                  6. Force Majeure. SMS shall not be liable for any failure to perform or for delay in performance of its obligations caused by circumstances beyond its reasonable control, including (without limitation) communications, computer and power outages, fire, flood, ice and show storms, earthquake, other natural disasters, war, insurrection, riot, sabotage, epidemic, labor disputes, acts of God, acts of any government or agency thereof, or judicial action.

                  7. Independent Contractor, Non-exclusive Status, Etc. Marketing Force acknowledges and agrees that its sole relationship with SMS is that of independent contractor, and that no term or provision of this Agreement or any related document is intended to create, nor shall any such term or provision be deemed or construed to have created, any joint venture, partnership, trust, agency or other fiduciary relationship with SMS or any of its affiliates. No term or provision of this Agreement or any related document is intended, or shall be deemed or construed, to in any way (a) limit the power, authority or discretion of SMS to conduct its business in such manner as it may choose, or (b) confer upon Marketing Force any right, power or privilege to control, direct, approve or otherwise affect any manner chosen by SMS or any of its affiliates to conduct its business, irrespective of whether any of the Services may be involved in or affected by any such conduct. Without limiting the generality of the foregoing, SMS shall have full and exclusive power, authority and discretion at any time and from time to time (i) to hire, direct and discharge from time to time any and all officers, employees, agents, brokers and other representatives of SMS (including, without limitation, the its stockholders), (ii) to engage such independent contractors, affiliates and other subcontractors as it may deem necessary or appropriate in the performance of the Services, (iii) to exercise or otherwise enforce any of its rights, powers, privileges, remedies or interests in whole or in part, (iv) to delay, refrain from or discontinue any such exercise or other enforcement, (v) to perform the same or similar services for others and pursue any and all other continuing, new or other business opportunities of any nature or description, which may include (without limitation,) one or more of the business activities engaged in by Marketing Force or its affiliates or aspects thereof, whether independently or for or with other persons, and irrespective of location, and (vi) to allocate the time and attention and the other resources of SMS among the Services and its various other activities, provided that such allocation does not adversely affect the performance of SMS hereunder in any material respect, in each case without notice to Marketing Force (except as otherwise expressly required hereunder), for any reason or no reason whatsoever and whether intentionally or otherwise. Marketing Force shall not be required to use SMS exclusively for the

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provision  of Services in any Stores or  otherwise  at any time and may purchase
Services from any affiliate or other person without limitation or restriction of any kind.

                  8. Indemnification. (a) Marketing Force, its affiliates and their respective officers, employees, independent contractors, agents, brokers and other representatives (a "MF Indemnified Person") each shall be indemnified, reimbursed and held harmless by SMS upon demand, and defended at the expense of SMS with counsel selected by SMS (and reasonably acceptable to Marketing Force), from and against any and all claims, liabilities, expenses (including, without limitation, the disbursements, expenses and reasonable fees of their respective attorneys) and other losses that may be imposed upon, incurred by or asserted against any MF Indemnified Person resulting from, arising out of or directly or indirectly related to any Service or other activity performed by SMS or any of its representatives or any misrepresentation, omission, breach, default or wrongdoing by SMS or any of its representatives; in each case other than to the extent occasioned by the gross negligence or willful misconduct of any MF
Indemnified Person as finally determined pursuant to applicable law by a governmental authority having jurisdiction.

                  (b) SMS, its affiliates and their respective officers, employees, independent contractors, agents, brokers and other representatives (a "SMS Indemnified Person") each shall be indemnified, reimbursed and held harmless by Marketing Force upon demand, and defended at the expense of Marketing Force with counsel selected by Marketing Force (and reasonably acceptable to SMS), from and against any and all claims, liabilities, expenses (including, without limitation, the disbursements, expenses and reasonable fees of their respective attorneys) and other losses that may be imposed upon, incurred by or asserted against any SMS Indemnified Person resulting from, arising out of or directly or indirectly related to any Service or other activity performed substantially in accordance with the directions of Marketing Force or any of its representatives or any product defect in or other condition of any merchandise provided or any misrepresentation, omission, breach, default or wrongdoing by Marketing Force or any of its representatives, but excluding any Indemnified Amounts; in each case other than to the extent occasioned by the gross negligence or willful misconduct of any SMS Indemnified Person as finally determined pursuant to applicable law by a governmental authority having jurisdiction.

                  9. Successors and Assigns; Assignment. This Agreement and each related document shall be binding upon and inure to the benefit of the successors, permitted assigns and legal representatives of each party (including, without limitation, any assignee of substantially all of the business or assets of any party or any successor by merger). Neither party may assign any of its rights or obligations under this Agreement or any related document to any other person without the consent of the other party; provided, however, that (i) either party may assign its rights and obligations hereunder in whole or in part to any of its affiliates (without, however, relieving the assignor of any of its obligations hereunder) by giving the other party a copy of such assignment, (ii) SMS acknowledges and agrees that Marketing Force may request (for its account hereunder) that SMS provide services for affiliates of Marketing Force without the need to formally assign any rights or obligations of Marketing Force to such affiliates, and (iii) nothing in this Section is intended, or shall be deemed or construed, to in any way limit the use of independent contractors as field representatives or managers by SMS.

                                  [END OF PAGE]


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                                                                Doc.  No. 342441
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                  10. Counterparts,  Notices,  Governing Law,  Amendments,  Etc.
This Agreement shall be effective on the date as of which this Agreement shall be executed and delivered by the parties hereto. This Agreement may be executed in two or more counterpart copies of the entire document or of signature pages to the document, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute a single agreement binding upon all of the parties hereto. All notices that are required or otherwise given in connection with this Agreement shall be in writing, shall be given to a party at the address set forth below (or as most recently specified by it to the other party in writing) by personal delivery, United States express or certified mail, return receipt requested, or national overnight courier, in each case with postage or delivery prepaid, and shall be deemed to have been given on the day it was delivered or refused. This Agreement and all related documents shall be governed by and construed in accordance with the applicable laws pertaining, in the State of New York (other than those that would defer to the substantive laws of another jurisdiction). The headings contained in this Agreement or any related document are for reference purposes only and shall not affect the meaning or interpretation of this Agreement or any related document. Each and every supplement or modification to or amendment or restatement of this Agreement or any related document shall be in writing and signed by all of the parties hereto, and each and every waiver of, or consent to any departure from, any term or provision of this Agreement or any related document shall be in writing and signed by each affected party hereto. This Agreement and the other Merger Documents contain the entire agreement of the parties and supersede all other representations, warranties, agreements and understandings, oral or otherwise, among the parties with respect to the matters contained herein.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

SPAR MARKETING SERVICES, INC.,              SPAR MARKETING FORCE, INC.
    a Nevada corporation                            an Nevada corporation

By: /s/ Robert G. Brown                     By:/s/ Robert G. Brown
   ----------------------------------         ----------------------------------
   Robert G. Brown                            Robert G. Brown
   Chairman, Chief Executive Officer,         Chairman, Chief Executive Officer,
         and President                             and President



                                                                Doc.  No. 342441